Foresight Value Fund

Finance Your Future With Foresight TM

For a free prospectus:

Visit our website at www.foresightfunds.com

or call toll free  877-FSV-FUND (378-3863)

You should carefully consider a fund's investment goals, risks, charges and expenses before investing. You'll find this and other information in the fund's prospectus. Please read the prospectus carefully before investing.